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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 registration statement of our report dated February 8, 1995 included in C. R. Bard, Inc.'s Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.


                                     /s/ Arthur Andersen LLP
                                     -----------------------
                                         Arthur Andersen LLP


Roseland, New Jersey
August 23, 1995